Derivative Instruments (Details) In Thousands, unless otherwise specified	Dec. 31, 2011 USD ($)	Dec. 31, 2011 Norwegian Kroner [Member] USD ($)	Dec. 31, 2011 Norwegian Kroner [Member] NOK	Dec. 31, 2011 British Pound [Member] USD ($)	Dec. 31, 2011 British Pound [Member] GBP (£)	Dec. 31, 2011 Euro [Member] USD ($)	Dec. 31, 2011 Euro [Member] EUR (€)
Foreign currency forward contracts
Contract Amount in Foreign Currency			789,000		£ 9,040		€ 4,700
Fair Value / Carrying Amount of Asset/(Liability) Hedge	(44)	(44)
Fair Value / Carrying Amount of Asset/(Liability) Non-hedge	(1,034)	(756)		(202)		(76)
Average Forward Rate		6.01	6.01	0.64	0.64	0.76	0.76
Expected Maturity Current	116,487	98,521		11,790		6,176
Expected Maturity next fiscal year	$ 35,170	$ 32,848		$ 2,322